
FTE Networks
Technology
Telecommunications
Construction
OTCQX:FTNW
OTCQX:FTNW

Disclaimer

FTE Networks

The views presented in this presentation are for discussion purposes only. Information and opinions presented in this presentation have been obtained or derived from sources believed to be reliable. However, FTE Networks, Inc. (the "Company") does not make any representations or warranties as to the accuracy or completeness of any information contained herein. In addition, the Company does not accept any liability for losses arising from the use of the material presented in this presentation, except to the extent that such liability arises under specific U.S. statutes or regulations applicable to the Company.

The information and statements contained herein may contain forward-looking information as defined under applicable U.S. securities legislation, herein called "forward-looking statements." Forward-looking statements involve known and unknown risks and uncertainties which could cause the Company's prospects or actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the availability of funds, the successful commercialization of the Company's technologies, the ability of the Company to take advantage of business opportunities in its specific industry, uncertainties related to the prices at which the Company or other third parties may be able to sell its products in the future, and general changes in economic conditions. Investors are cautioned not to rely on these forward-looking statements. Except as required by law, the Company does not undertake any obligation to update the information or forward-looking statements contained herein, whether as a result of new information, future events, or otherwise.

The information contained herein is privileged information. This presentation does not constitute or form part of any offer for purchase, sale or subscription of, or solicitation, or invitation of any offer to buy, sell, or to subscribe for any securities. Nor may it, or any part of it be relied on in connection with any contract or commitment whatsoever.

300%



One-Stop Shop for Technology, Telecommunications and Construction

FTE Networks (FTNW) Recently Acquired Benchmark Builders, Inc.

A Company With $387M In Annual Revenue And $40M In EBITDA

Servicing These Clients

AIG
AON
Bloomberg
CREDIT SUISSE
DOWJONES
ESPN
FINRA
FOX STUDIOS
Google
The McGraw-Hill Companies
Morgan Stanley
NYSE
RALPH LAUREN

FTE Network SERVICES

BENCHMARK BUILDERS, INC.

CROSSLAYER™

End-to-End Network Infrastructure & Data Center Solutions

Full-Service General Contractor & Construction Management

Single Integrated Communications Platform

High Value Open System

All Three Now Owned By Undervalued FTNW

Five Markets Anticipated to Grow to $576B by 2021



In-Building Wireless Market Growth
$16.7B
$4.8B
2015-2020
• 28.1% CAGR
Global Smart Buildings Market Value
$36.0B
$7.0B
2014-2020
• 30% CAGR
Network Infrastructure (Fiber)
$150.0B
$130.0B
2017-2021
Data Center
$170.0B
$130.0B
2016-2021
• 5.5% CAGR
US Commercial Construction
$204B
2017
• 10% CAGR

Source: Markets and Markets In-Building Wireless

Source: constructiondive.com/news/smart-buildings-market-prepares-to-take-off

Source: Knowledge Sourcing Intelligence DCI Forecast

Source: Deloitte Communications Infrastructure Upgrade: The Need for Deep Fiber, 2017

Sources: Newmark, Grubb, Knight & Frank; Dodge Data & Analytics



Telecommunications Services End-to-End Network Infrastructure Solutions

Clients: Tier 1 Carriers & Cable Companies, Fortune 1000, Government Agencies

Fiber Optics Installation

Data Centers

Wireless Integration

Annual Revenues: $14M Pre-Merger

CROSSLAYER™

Problem

Connectivity Is #1

- Internet access quality
- #1 factor in choosing new space

WIRED SCORE

- Real estate is ranked online by connection quality

It Is Still Hard To Get

- It can take up to 10 weeks
- Even then service can be slow and unreliable

FTE Solution

Immediate Access

- Set up building owner to provide immediate, reliable, secure ultra-high speed wired and campus-wide wireless service

New Revenue Stream

$

- We give the owner the "next utility"
- They often are already selling electric, water and phone service

BENCHMARK
BUILDERS, INC.

- Acquired by FTE in April 2017
- Premier, Full-Service, Interiors Construction Company
- Designs & Builds Innovative State-of-the-Art Facilities
- **Fortune 1000** top-tier commercial clients in NYC Metro Area



CROSSLAYER™

Ultra-High Speed Access Anywhere In Building

New Revenue Stream

Superior Quality Internet Service

Immediate Secure Access

Industry Leading Low Cost Open Infrastructure

With Our Patentable Technology

Own & Control the Network in Your Building

Faster Internet At Reduced **COST**

Market A Technology Forward Building

WiFi Anywhere On Campus

We Do All The Work

CROSSLAYER™

Existing $387M Dealflow

Corporate Interiors

General Contractor

Structural

Broadcast Studios

Infrastructure

Construction Management

BENCHMARK BUILDERS, INC.



Compelling Growth Strategy Post-Merger


DOWJONES

- One Stop Shop
- $261 Million Backlog
- Excellent Industry Reputation
- Better, Faster, Cheaper
- Technology Play
- Key Differentiator

2016

$387 Million Revenue



$40 Million EBITDA

$16 Million Net Income

1H 2017

$98 Million Revenue



$9 Million Net Loss

$4.5 Million One Time Costs

OTCQX:FTNW

Fiscal Year End: Dec 31

OTCQX:FTNW

Share Price: $0.43 (9/7/17)

52wk Range $0.26 - $1.12

Common Shares Outstanding: 135.4 Million

Market Cap: $57M

Float: 32.7 Million

Average Volume: 30,366



MANAGEMENT TEAM



Michael Palleschi
Chief Executive Officer and Chairman of the Board

- 20 years experience
- Chairman and CEO since 2014
- COO and President of Focus Venture Partners
- Senior management positions at Level 3 Communications, Qwest Communications and MCI



David Lethem
Chief Financial Officer

- 30 years of experience with publicly traded companies in the fields of finance and accounting
- Named Chief Financial Officer of FTE in 2014
- Previously Director of Finance and Audit for Audit Management Solutions



Lynn Martin
Chief Operating Officer and Chairman of the Strategic Advisory Board

- More than 20 years of telecom experience
- Previously SVP Strategy & Portfolio Management at Nexius
- Senior Strategist in Accenture's Network Practice
- VP at Level 3 Communications

MANAGEMENT TEAM

Anthony Sirotka
Chief Business Development Officer

- 20 years telecommunications and construction industry
- Principal of LQ Optics, a NYC based telecommunications infrastructure solution firm

Mark King
EVP of Global Sales

- While at Level 3, King grew revenues from $900M to $4.4B within 5 years
- Signed Tier-One customers, including AT&T, Verizon, Sprint, Yahoo, Google, Facebook, Comcast, and Vonage

Fred Sacramone
President & Co-Founder Benchmark Builders

- 34+ years construction experience

Michael Bonewitz
Chief Technology Officer

- 20 years of senior management experience in communications network engineering
- VP of Strategy and Product Development for Cloud services, Fiber engineering and construction at Nexius

Kirstin Gooldy
Chief Compliance Officer

- 22+ years senior management in telecom & technology
- CFO and Board Member of Powerstorm ESS - Investor Relations

Takeaways

Undervalued Tech Company

$387+M Revenues

Solves Big Corporate Telecom Problem

Fortune 1000 Clients

Strong Management Team

Patentable Technology

OTCQX:FTNW



FTE Networks

Contact

Kirstin Gooldy
877-850-4308
ir@ftenet.com

OTCQX:FTNW